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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549





                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 1997
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                            COMPUTER PRODUCTS, INC.
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            (Exact name of registrant as specified in its charter)


            Florida             0-4466                  59-1205269
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(State or other jurisd-        (Commission            (IRS Employer
iction of incorporation)        File Number)          Identification No.)

7900 Glades Road, Suite 500, Boca Raton, Florida                 33434-4105
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (561) 451-1000
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                                    N/A
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        (Former name or former address, if changed since last report)

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Item 2.      Acquisition or Disposition of Assets

On July 22, 1997, pursuant to an Agreement on the Sale, Purchase and Transfer of Shares (the "Purchase Agreement") by and among Mr. Horst Schultz and Mrs. Brigitte Schultz (the "Sellers") and Herbert Elektronische Gerate GmbH & Co. KG ("Herbert"), Dutor Holding B.V., and Computer Products Power Conversion Limited (U.K.) (collectively the "Purchasers"), all wholly-owned subsidiaries of Computer Products Inc. (the "Registrant"). The Purchasers acquired all the outstanding capital stock of the following affiliated companies collectively referred to as the Elba Group: Elba Electric GmbH, Elba Modul GmbH, ELBA ELEKTRONIK - BAUELMENTE AG, Elba Electronics Ltd., Elba Electric-Produktion s.r.o.,Elba Electronique S.A.R.L., and KRP Power Source B.V. The Elba Group is engaged in the design, manufacture and marketing of a wide range of both AC/DC and DC/DC power conversion products in Europe. The Purchase Agreement is filed as Exhibit 2 hereto.

The purchase price of 52 million Deutsche marks (approximately $29 million) was based on the financial statements of the Elba Group as of and for the year ended December 31, 1996 and projections provided by the Sellers and reviewed by the Purchasers and their advisors. Such purchase price is subject to a downward adjustment based upon a post-closing audit pursuant to the terms of the Purchase Agreement.

The purchase price was funded by proceeds from two seven-year term loans from First Union National Bank, London Branch to the Registrant and Herbert, respectively, in the aggregate principal amount of 52 million Deutsche marks. The loans bear interest at Libor plus .75%.

It is the intention of the Registrant, subject to a review of each acquired company, to continue to use the acquired assets in substantially the same manner as prior to the acquisition with certain changes to operating procedures and upgrades to or changes of existing equipment.

The description contained herein of the Agreement is qualified in its entirety by reference to the Purchase Agreement, dated as of July 22, 1997 and the press release, dated July 28, 1997, which are attached hereto as Exhibit 2 and Exhibit 99, respectively, and incorporated herein by reference.

Item 7.      Financial Statements and Exhibits

(a) Financial statements of business acquired.

As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7
(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K as soon as practicable but no later than 60 days after this Report is required to be filed.

(b) Pro Forma Financial Information.

As of the date of filing of this Current Report on Form 8-K, it is also impracticable for the Registrant to provide the pro forma Financial information required by this Item 7 (b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K as soon as practicable but no later than 60 days after this Report is required to be filed.

(c) Exhibits

Exhibit No.                   Description
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2                             Agreement on the Sale, Purchase and Transfer of
                              Shares dated as of July 22, 1997.

99                            Press release issued by the Company
                              on July 28, 1997.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COMPUTER PRODUCTS, INC.
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                                             (Registrant)


Dated: August 4, 1997


                                          By:Richard J.Thompson
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                                             Richard J.Thompson,
                                             Vice President-Finance and
                                             Chief Financial Officer
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                                EXHIBIT INDEX
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Exhibit
  No.       Description
 ---        -----------

99          Press release issued by the Company on July 28, 1997.

2 Agreement on the Sale, Purchase and Transfer of Shares dated as of July 22, 1997.